UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 20, 2004

                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                           0-7422            11-2234952
  (State or other jurisdiction of     (Commission File   (I.R.S. Employer
   incorporation)                      Number)            Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On December 20, 2004, Standard Microsystems Corporation issued a press release announcing its financial results for the third quarter of fiscal 2005. A copy of the press release is attached as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

( c )  Exhibits

99.1 - Press release dated December 20, 2004, reporting Standard Microsystems Corporation financial results for the third quarter of fiscal 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  December 21, 2004                     By:   /s/ ANDREW M. CAGGIA
                                             -------------------------------
                                             Andrew M. Caggia
                                             Senior Vice President and
                                             Chief Financial Officer,
                                             and Director
                                             (Principal Financial Officer)

                                  Exhibit Index


Exhibit No.     Description

99.1 Press release dated December 20, 2004, reporting Standard Microsystems Corporation financial results for the third quarter of fiscal 2005.